UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2011

BIGSTRING CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-51661	20-0297832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Broad Street, Suite 109, Red Bank, New Jersey	07701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 741-2840

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange  Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.01.    Entry into a Definitive Material Agreement.

On January 31, 2011, BigString Corporation (“BigString”) entered into a separate Agreement and Release (each an “Agreement and Release”) with each of Alpha Capital Anstalt (“Alpha”) and Whalehaven Capital Fund Limited (“Whalehaven”).  Each of Alpha and Whalehaven is the holder of certain promissory notes previously issued to each of them by BigString (collectively the “Notes”), which Notes are convertible into shares of BigString’s common stock, par value $.0001 per share (“Common Stock”), and certain warrants to acquire shares of Common Stock  previously issued to each of them by BigString (collectively, the “Warrants”).  The Notes are identified in Section 3 of each Agreement and Release, which are attached hereto as Exhibits 10.1 and 10.2, and the Warrants are identified on the signature page of each Agreement and Release.  Pursuant to the terms of each Agreement and Release, Alpha and Whalehaven have each agreed to forfeit the Warrants held by each of them to BigString for cancellation and to enter into amendments to each of the Notes held by each of them whereby the term of each Note will be extended by two (2) years.  The amendments to the Notes are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6.  In addition, Alpha and Whalehaven have each agreed to release any claims they each had or may have had against BigString through the date of their respective Agreement and Release.

In consideration of the foregoing, BigString has transferred 500,000 shares of PeopleString Corporation (“PeopleString”) common stock to Alpha and 1,500,000 shares of PeopleString common stock to Whalehaven.  Immediately prior to this transaction, BigString was the holder of 9,974,600 shares of PeopleString common stock, equal to approximately 29% of the outstanding shares of PeopleString’s common stock.

Section 2 – Financial Information

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On January 31, 2011, BigString transferred 500,000 shares of PeopleString common stock to Alpha and 1,500,000 shares of PeopleString common stock to Whalehaven pursuant to the terms of the Agreement and Release with each entity.  Please see Item 1.01 above for a complete description of the transaction.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Descrpition
4.1	Amendment No. 1 to Convertible Note (principal amount $250,000, issued May 1, 2007) between BigString Corporation (“BigString”) and Alpha Capital Anstalt (“Alpha”) dated January 31, 2011
4.2	Amendment No. 1 to Convertible Note (principal amount $250,000, issued February 29, 2008) between BigString and Alpha dated January 31, 2011
4.3	Amendment No. 1 to Convertible Note (principal amount $75,000, issued June 23, 2009) between BigString and Alpha dated January 31, 2011
4.4	Amendment No. 1 to Convertible Note (principal amount $250,000, issued May 1, 2007) between BigString and Whalehaven Capital Fund Limited (“Whalehaven”) dated January 31, 2011
4.5	Amendment No. 1 to Convertible Note (principal amount $250,000, issued February 29, 2008) between BigString and Whalehaven dated January 31, 2011
4.6	Amendment No. 1 to Convertible Note (principal amount $75,000, issued June 23, 2009) between BigString and Whalehaven dated January 31, 2011
10.1	Agreement and Release between BigString and Alpha dated January 31, 2011
10.2	Agreement and Release between BigString and Whalehaven dated January 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGSTRING CORPORATION (Registrant)

Date: February 4, 2011	By:	/s/ Darin M. Myman
Darin M. Myman
President and Chief Executive Officer